UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 8, 2013

AVNET, INC.
__________________________________________
(Exact name of registrant as specified in its charter)

New York	1-4224	11-1890605
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2211 South 47th Street, Phoenix, Arizona		85034
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	480-643-2000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Annual Meeting of Shareholders of Avnet, Inc. (the “Company”) held on November 8, 2013, the shareholders voted on and approved the Avnet, Inc. 2013 Stock Compensation and Incentive Plan (the “Plan”). The terms and conditions of the Plan are described in the Company’s Proxy Statement filed with the Securities and Exchange Commission on September 26, 2013. The Plan is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Item 5.07. Submission of Matters to a Vote of Security Holders.

The following matters were submitted to a vote of the shareholders at the Company’s 2013 Annual Meeting of Shareholders, the results of which are as follows:

1.	The shareholders elected the nine nominees to the Board of Directors, each to serve until the next annual meeting and until their successors have been elected and qualified. The voting results for each nominee were as follows:

			Broker
Director	For	Withheld	Non-Votes
J. Veronica Biggins	115,743,062	1,117,958	5,683,437
Michael A. Bradley	111,310,456	5,550,564	5,683,437
R. Kerry Clark	116,165,256	695,764	5,683,437
Richard Hamada	116,277,323	583,697	5,683,437
James A. Lawrence	116,275,390	585,630	5,683,437
Frank R. Noonan	116,270,855	590,165	5,683,437
Ray M. Robinson	106,813,250	10,047,770	5,683,437
William H. Schumann III	116,111,910	749,110	5,683,437
William P. Sullivan	111,310,227	5,550,793	5,683,437

2.	The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved, having received the following votes:

			Broker
For	Against	Abstain	Non-Votes
112,787,352	3,654,242	419,426	5,683,437

3.	The shareholders approved the Avnet, Inc. 2013 Stock Compensation and Incentive Plan. The voting results were as follows:

			Broker
For	Against	Abstain	Non-Votes
110,122,431	6,256,584	482,005	5,683,437

4.	The shareholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 28, 2014. The voting results were as follows:

			Broker
For	Against	Abstain	Non-Votes
121,537,552	638,502	368,403	N/A

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Avnet, Inc. 2013 Stock Compensation and Incentive Plan

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVNET, INC.

November 8, 2013	By:	/s/ Kevin Moriarty

Name: Kevin Moriarty
Title: Senior Vice President and Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

10.1	Avnet, Inc. 2013 Stock Compensation and Incentive Plan